EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C., SECTION 1350 AS ADOPTED

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report on Form 10-QSB of Shineco, Inc. (the "Company") for the quarter ended September 30, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned Chief Executive Officer and President, and the Secretary of the Company, hereby certify pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents in all material respects the financial condition and results of operations of Shineco, Inc.

Date: November 20, 2005

                                                                                        By: /s/ Yuying Zhang
                                                                                              Yuying Zhang
                                                                                             Chief Executive Officer and President

                                                                                        By: /s/ Lin Wen
                                                                                              Lin Wen, Secretary

End of Filing

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